Exhibit 10.4

Executed Version

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

JBBR PIPELINE LLC

CRUDE OIL THROUGHPUT AND DEFICIENCY AGREEMENT

TABLE OF CONTENTS

1.Defined Terms.1

2.Standard of Performance.6

3.Obligations of Customer.6

4.Obligations of Transporter.7

5.Tariff Rates.9

6.Deficiency Payments.12

7.Nominations.13

8.Title to Crude Oil; Losses.13

9.Term.14

10.Conditions Precedent14

11.Agreement Not To Challenge; Governmental Actions.16

12.Force Majeure.17

13.Audit.17

14.Defaults; Remedies; Indemnification.18

15.Waiver of Consequential Loss.20

16.Limitation of Liability.20

17.Environmental.20

18.Compliance with Applicable Law.21

19.Federal Contract Clauses.21

20.Taxes.22

21.Insurance.22

22.Conflict of Interest.23

23.Safety and Health.23

24.Governmental Restraint.24

25.Drug and Alcohol Policy.24

26.Common Carrier.25

27.Governing Law and Jurisdiction.25

28.Modification.25

29.Waivers.25

30.Assignment.25

31.Entire Agreement.26

32.Severability.26

33.Independent Contractor.26

34.No Third Party Beneficiaries.26

35.Financing.26

36.Counterparts.26

37.Notice.27

38.Confidentiality.27

39.Unlawful Actions; Unenforceability.28

40.No Set-Off.28

41.Offer.29

42.No Drafting Presumption.29

43.Survival.29

i

44.References and Rules of Construction.29

SCHEDULES

Schedule A-    Minimum Volume Commitment

Schedule B-    Initial Tariff Rates

Schedule C-    Pro Forma Rules and Regulations Tariff

Schedule D-    Example of Deficiency Payment Calculation

ii

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

CRUDE OIL THROUGHPUT AND DEFICIENCY AGREEMENT

This Crude Oil Throughput and Deficiency Agreement (this “Agreement”), dated as of May 28, 2014 (the “Effective Date”), is made by and between JBBR Pipeline LLC, a Delaware limited liability company (“Transporter”), and ExxonMobil Oil Corporation, a New York corporation (“Customer”).  Transporter and Customer are sometimes referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Transporter’s affiliate, Joliet Bulk, Barge & Rail LLC (“Facility Operator”), is constructing a crude-by-rail off-loading terminal facility located in Joliet, Will County, Illinois, approximately five miles northeast of Customer’s Joliet Refinery (the “Facility”) and shall provide terminal services to Customer pursuant to the Terminal Services Agreement dated as of the date hereof (the “Terminal Services Agreement”);

WHEREAS, Transporter will construct a 20-inch pipeline approximately four miles in length, together with all necessary meters, valves and pumps (the “Connecting Pipeline”), to transport Customer’s Crude Oil from the Facility to Mobil Pipe Line Company’s Mokena-to-Joliet crude pipeline (the “MOJO Pipeline”);

WHEREAS, Customer has agreed to tender for shipment a minimum amount of Crude Oil on the Connecting Pipeline from the Origin Point (as hereinafter defined) to the Delivery Point (as hereinafter defined), and Transporter has agreed to provide transportation services on the Connecting Pipeline for such Crude Oil upon and subject to the terms and conditions of this Agreement; and

WHEREAS, the Parties have agreed to the initial tariff rates to be included in the tariff governing the movement of Crude Oil on the Connecting Pipeline from the Origin Point to the Delivery Point, subject to Applicable Law;

NOW, THEREFORE, for and in consideration of the premises and mutual benefits hereunder, and other good and valuable consideration, Transporter and Customer hereby agree as follows:

1.	Defined Terms.

Capitalized terms used in this Agreement and not defined elsewhere in this Agreement shall have the meanings given such terms as set forth below.

“Agreement” has the meaning set forth in the preamble to this Agreement and includes the schedules hereto.

“Applicable Law” means any international, federal, state, provincial, municipal or local treaty, statute, law, ordinance, license, permit, code, rule, constitution, judgment, regulation, requirement or order (including an applicable subsisting judicial or administrative opinion, order, consent or decree) or any decree, directive, guideline, injunction, policy or governmental approval, ruling or other

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

form of requirement issued, implemented, and enforced by a Governmental Authority having jurisdiction over the Parties or the Connecting Pipeline.

“Barrel” has the meaning set forth in the Rules Tariff.

“bpd” means Barrels per day.

“Claims” has the meaning set forth in Section 14.4.

“Commencement Date” has the meaning set forth in Section 9.1.

“Common Carrier Requirements” means duties relating to the provision of shipping rights and prorationing and other obligations of carriers that are required under Applicable Law with respect to the Connecting Pipeline.

“Connecting Pipeline” has the meaning set forth in the recitals to this Agreement.  Any increase in the capacity of the Connecting Pipeline in excess of the Design Capacity as of the Commencement Date, and any extension of the Connecting Pipeline after the Commencement Date, shall not be deemed capacity that is subject to the terms of this Agreement.

“Connection Agreement” means the Connection Agreement dated as of the date hereof, between Transporter and Mobil Pipe Line Company.

“Contract Year” means a year during the Term that commences on an anniversary of the Commencement Date and ends on the day prior to the next succeeding anniversary of the Commencement Date.  The first Contract Year shall commence on the Commencement Date.

“Crude Oil” means crude oil (including crude oil or bitumen mixed with diluent) that meets the Product Specifications set forth in Rule No. 3 of the Tariff.

“Customer” has the meaning set forth in the preamble to this Agreement and includes all of Customer’s successors and permitted assigns.

“Customer Default” has the meaning set forth in Section 14.1.

“Customer Group” has the meaning set forth in Section 14.5.

“Customer Personnel” has the meaning set forth in Section 25.2.

“Customer’s Policy” has the meaning set forth in Section 25.3.

“Deficiency Invoice” has the meaning set forth in Section 6.3.

“Deficiency Payment” has the meaning set forth in Section 6.3.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“Deficiency Quantity” has the meaning set forth in Section 6.1.

“Delivery Point” means the inlet flange of the MOJO Pipeline located at the interconnect between the MOJO Pipeline and the Connecting Pipeline.

“Design Capacity” means capacity that is at or around 210,000 bpd.

“Early Termination Fee” has the meaning set forth in Section 14.3.

“Effective Date” has the meaning set forth in the preamble to this Agreement.

“Extraordinary Operating Conditions” means operating conditions which result in the capacity of the Connecting Pipeline available for shipments of Crude Oil, or a segment thereof that is used to provide the Services, being less than the Design Capacity for any reason, including events of Force Majeure, other weather conditions, repairs or maintenance.

“Facility” has the meaning set forth in the recitals to this Agreement.

“Facility Operator” has the meaning set forth in the recitals to this Agreement.

“FERC” means the Federal Energy Regulatory Commission and any lawful successor agency thereto.

“Financing Entities” means any and all lenders, secured or unsecured financing entities, security holders, note or bond holders, holders of liens granted by Transporter, investors, equity providers, holders of indentures, security agreements, mortgages, deeds of trust, pledge agreements and providers of swap agreements, interest rate hedging agreements, letters of credit and other documents evidencing, securing or otherwise relating to the construction, interim or long-term financing or refinancing of the Connecting Pipeline, and others providing any construction, interim or long-term financing or refinancing for the Connecting Pipeline, their successors and assigns and any trustees or agents acting on their behalf.

“Force Majeure” means any act, event or circumstance that affects a Party’s ability to meet its obligations under this Agreement, whether of the kind described herein or otherwise, that is not reasonably within the control of the Party claiming Force Majeure, and that prevents or delays in whole or in part such Party’s compliance with, or performance of any one or more of its obligations under this Agreement, and may include acts of God, acts of nature, landslides, subsidence, severe lightning, earthquakes, volcanic eruptions, fires, tornadoes, hurricanes, storms, floods, washouts, tidal waves, or tsunamis; terrorism or war; strikes, lockouts, or labor disputes; orders, rules, regulations, or laws of any Governmental Authority having or asserting jurisdiction; expropriation, requisition, confiscation, or nationalization of the Facility or the Connecting

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Pipeline; epidemics or quarantine; inability to procure material, equipment, or necessary labor for the Connecting Pipeline; inability to obtain or maintain, or the suspension, termination, adverse modification, interruption, or inability to renew, any servitude, right of way, permit, license, lease, consent, authorization, or approval of any Governmental Authority having or asserting jurisdiction; or breakdown or destruction of the Connecting Pipeline (except to the extent caused by normal wear and tear or the failure to comply with the maintenance and operating procedures of a reasonable and prudent operator); or outages due to third-party pipelines crossing the Connecting Pipeline; provided, however, that none of the following shall be deemed events of Force Majeure:  (i) the unavailability of Crude Oil at the sources of supply; (ii) the unavailability of refinery capacity for refining Crude Oil; or (iii) the enactment of any Applicable Law that prohibit or significantly inhibit the refining of Crude Oil.

“Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi‑governmental authority of any nature (including any governmental agency, authority, branch, commission, department, official or entity and any court or other tribunal), (c) multi‑national organization or body or (d) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature with authority over the Connecting Pipeline or service on the Connecting Pipeline.

“Guaranteed Completion Date” means February 15, 2015 as such date may be extended pursuant to Section 4.1(a).

“Linefill” means the total quantity of Crude Oil needed to occupy the physical space within the Connecting Pipeline as determined from time to time by Transporter.

“Minimum Volume Commitment” means Customer’s volume commitment set forth in Schedule A, subject to adjustment in accordance with Section 28.

“MOJO Pipeline” has the meaning set forth in the recitals to this Agreement.

“Month” means the period commencing on the Commencement Date and ending on the last day of the calendar month in which the Commencement Date occurs and each successive calendar month thereafter.

“Monthly Minimum Volume Commitment” for any Month means the product of (a) the Minimum Volume Commitment, and (b) the number of days in such Month.

“Objection Notice” has the meaning set forth in Section 6.4.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“Open Season Terms” means the terms in the notice of the open season held by Transporter during 2014, including any amendments or supplements thereto.

“Ordinary Operating Conditions” means operating conditions under which the capacity of each applicable segment of the Connecting Pipeline available for shipments of Crude Oil is not less than the Design Capacity.

“Origin Point” means the last permanent flange downstream of the meter at the outlet of the storage tanks at the Terminal.

“Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

“Person” means any natural person, corporation, company, partnership (general or limited), limited liability company, trust, joint venture, joint stock company, unincorporated organization, or other entity or association, including any that is a Governmental Authority.

“Priority Service Tariff Rate” has the meaning set forth in Section 5.1(b).

“Proportionate Share” means a percentage equal to the Minimum Volume Commitment for a line segment divided by the Total Minimum Volume Commitments (including the Minimum Volume Commitment) for such line segment.

“Proration Policy” means the proration procedure found in Transporter’s Rules Tariff, a pro forma copy of which is attached as Schedule C, as such policy may be supplemented, amended, or replaced from time to time.

“Prudent Industry Practice” means the practices, methods or acts that are engaged in by a significant number of Crude Oil pipeline carriers or shippers, as applicable, in the United States during the relevant time period, or any other that, in the exercise of reasonable judgment in light of the facts known at the time a decision is made, could have been expected to accomplish a desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition.  Prudent Industry Practices are not intended to be the optimum practice, method, or act to the exclusion of others, but rather to be a spectrum of acceptable practices, methods, or acts generally accepted by Crude Oil pipeline carriers for the operation, maintenance and/or repair of Crude Oil pipeline facilities or shipment of Crude Oil in the United States.  Prudent Industry Practice shall not be determined after the fact in light of the results achieved by the practices, methods, or acts undertaken but rather shall be determined based upon the consistency of the practices, methods, or acts when undertaken with the standard set forth in the first two (2) sentences of this definition at such time.

“Reference Rate” means the lesser rate of the following:  (a) 175% of the prime rate of interest, as of the date of the invoice, charged by Citibank N.A. of New

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

York, New York, for ninety (90) day loans made to substantial and responsible commercial borrowers ; or (b) the highest rate allowed under Applicable Law.

“Rules Tariff” means Transporter’s FERC rules and regulations tariff(s) applicable to transportation on the Connecting Pipeline, a pro forma copy of which is attached as Schedule C, as such rules and regulations tariff(s) may be amended or supplemented by Transporter from time to time.

“Services” means the receipt of Crude Oil for Customer’s account at the Origin Point and the transportation of such Crude Oil in accordance with the Rules Tariff, to the Delivery Point. “Services” shall not include any storage or terminalling services.

“Tariff” has the meaning set forth in Section 5.1(a), and includes any amendments or supplements to the Tariff, and may include a joint rate tariff.

“Tariff Rates” means the Priority Service Tariff Rate and/or the Uncommitted Tariff Rate.

“TDA” means a Crude Oil throughput and deficiency agreement executed by a shipper and Transporter pursuant to an open season that commenced on or before the Effective Date.

“Term” has the meaning set forth in Section 9.2.

“Terminal Services Agreement” has the meaning set forth in the recitals to this Agreement.

“Total Minimum Volume Commitments” means the aggregate Minimum Volume Commitments (as such term is defined in the TDAs of each of the TDA Customers) pursuant to TDAs providing for Crude Oil service, in effect as of the date on which the Total Minimum Volume Commitments are determined.

“Transporter” has the meaning set forth in the preamble to this Agreement and includes all of Transporter’s successors and permitted assigns.

“Transporter Default” has the meaning set forth in Section 14.6.

“Transporter Group” has the meaning set forth in Section 14.4.

“Transporter Personnel” has the meaning set forth in Section 25.1.

“Transporter’s Policy” has the meaning set forth in Section 25.3.

“TDA Customer” means any shipper that has entered into a TDA with Transporter.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“Uncommitted Tariff Rate” has the meaning set forth in Section 5.1(c).

2.	Standard of Performance.

In performing their respective obligations under this Agreement, the Parties shall operate in accordance with Prudent Industry Practice.

3.	Obligations of Customer.
3.1.

Throughput Commitment.  Subject to the terms and conditions of this Agreement, Customer agrees that each day during the Term it will tender for shipment through the Connecting Pipeline from the Origin Point to the Delivery Point, or pay a Deficiency Payment for failure to tender, the Minimum Volume Commitment.

3.2.	Linefill

.  Customer shall provide its Proportionate Share (taking into account its Origin Point) of Linefill for the Connecting Pipeline in connection with the first tendering of volumes for shipment on the Connecting Pipeline.  Transporter’s obligation to provide service under Section 4.2 is subject to this Section 3.2, and Customer remains obligated to make Deficiency Payments pursuant to Section 3.1 regardless of whether Transporter’s obligation to provide service is suspended subject to this Section 3.2.   If Customer fails to comply with any of its obligations under this Section 3.2, in addition to Transporter’s other rights and remedies in connection with such failure, Transporter shall be entitled to supply such Linefill and Customer shall reimburse Transporter for the cost thereof on demand, such cost to be fully documented by Transporter.  Linefill shall be returned to Customer following the expiration of this Agreement subject to and in accordance with the Rules Tariff.

4.	Obligations of Transporter.
4.1.	Occurrence of Commencement Date.
(a)

Transporter shall construct the Connecting Pipeline connecting the Facility to the MOJO Pipeline.  Transporter guarantees that the Connecting Pipeline will be commercially operable on or before the Guaranteed Completion Date as such date may be extended due to Force Majeure events impacting the construction schedule, any inability of Facility Operator to agree upon arrangements with a railroad in connection with the Facility, delays related to work required to be performed by or on behalf of Customer to facilitate the physical connection of the Connecting Pipeline to the MOJO Pipeline and any other acts or omissions of Customer or any affiliate of Customer that may cause or contribute to such delay.  Notwithstanding this guarantee, the remedy set forth in Section

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

4.1(b) is Customer’s sole and exclusive remedy in the event the Commencement Date has not occurred by the Guaranteed Completion Date, and Transporter shall have no liability for failure to achieve the Commencement Date by the Guaranteed Completion Date except as provided in Section 4.1(b).

(b)

If the Commencement Date has not occurred within 315 days after the Guaranteed Completion Date due to the failure or inability of Transporter to obtain any permit, license, lease, consent, authorization or approval of any Governmental Authority necessary for the construction and operation of the Connecting Pipeline, then regardless of whether such failure or inability is due to an event of Force Majeure, Customer shall have the right to terminate this Agreement upon notice without further costs or obligation to Transporter other than the payment of the documented costs and expenses related to the development of the Connecting Pipeline, including all associated pumps, meters and valves, expended as of such termination notice; provided that Customer shall not be entitled to terminate this Agreement pursuant to this Section 4.1(b) if (i) Customer is in breach of this Agreement or (ii) any acts or omissions of Customer or any affiliate of Customer contribute to the Commencement Date not having occurred within 315 days after the Guaranteed Completion Date.  In the event a portion of the delay is related to the installation of the connection equipment and pipe required to join the Connecting Pipeline to the MOJO pipeline by Customer, the 315 day period noted above will be extended by the impact of the delay.  Upon receipt of reimbursement from Customer, Transporter shall execute a bill of sale to Customer at Customer’s option for the recoverable equipment and materials, and Customer shall be responsible for any costs associated with removal and delivery of such equipment and materials to Customer.

(c)

Within 90 days of execution of this Agreement (which such date shall be extended if (and for such period as) Transporter is acting in good faith in progressing the development of the Connecting Pipeline), if, in the reasonable opinion of Transporter, the Commencement Date will not occur within 315 days after the Guaranteed Completion Date, Transporter shall have the right to terminate this Agreement upon notice and Customer shall bear all documented costs and expenses related to the development of the Connecting Pipeline, including all associated pumps, meters and valves, expended as of such termination notice; provided that Transporter shall not have the right to terminate this Agreement pursuant to this Section 4.1(c) if (i) Transporter is in breach of this

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Agreement or (ii) any acts or omissions of Transporter or any affiliate of Transporter contribute to Transporter’s opinion that the Commencement Date will not occur within 315 days after the Guaranteed Completion Date.

4.2.	Provision of Services

.  Subject to the terms and conditions of this Agreement, including Sections 3.2, 4.3 and 13, to the extent permitted by Applicable Law, (a) on each day during the Term when Ordinary Operating Conditions exist, Transporter shall accept from Customer tenders of Crude Oil nominated by Customer up to the Minimum Volume Commitment for shipment through the Connecting Pipeline, from the Origin Point to the Delivery Point, and (b) on each day during the Term when Extraordinary Operating Conditions exist, Transporter shall accept from Customer tenders of Crude Oil nominated by Customer for shipment through the Connecting Pipeline from the Origin Point to the Delivery Point in accordance with, and subject to, the Proration Policy.

4.3.	Priority Service

.  Subject to Section 14, but notwithstanding any other provision of this Agreement to the contrary, to the extent permitted by Applicable Law, the Proration Policy shall provide generally that a tender by Customer of Crude Oil not exceeding the Minimum Volume Commitment from the Origin Point to the Delivery Point shall not be subject to prorationing to accommodate nominations of uncommitted volumes from any shipper under Ordinary Operating Conditions.

4.4.	Volume Records

.  Transporter shall maintain, update and promptly deliver to Customer on a daily basis records of current throughput activity by, and, separately stated for each, Linefill and other inventory of, Customer through the Connecting Pipeline, and at the end of each Month during the Term, commencing with the first Month in which Customer complies with Section 3.1, records of current throughput activity by Customer through the Connecting Pipeline during the preceding Month.  Transporter shall maintain and make reasonably available to Customer all such records for a given Contract Year for a period of three (3) years after the expiration of such Contract Year.

4.5.

Scheduled Maintenance and Repair.  The Connecting Pipeline may be unavailable for short periods of time due to routine maintenance and repair.  To the extent (a) such routine maintenance and/or repair shall be for a period of seven days or less, Transporter shall use reasonable commercial efforts to provide Customer at least thirty (30) days advance written notice of such planned maintenance and/or repair of the Connecting Pipeline, to the extent practicable, and (b) such routine maintenance and/or repair shall be for a period greater than seven days, Transporter shall use reasonable commercial efforts to provide Customer at least ninety (90) days advance written notice of such planned

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

maintenance and/or repair of the Connecting Pipeline, and consult and coordinate with Customer regarding the same, to the extent practicable.
5.	Tariff Rates.
5.1.	Tariff Rates

.  Subject to the approval of the FERC:

(a)

New Tariff for Crude Oil Movements.  Prior to the Commencement Date, Transporter shall file with the FERC a tariff for movement of Crude Oil on the Connecting Pipeline from the Origin Point to the Delivery Point (the “Tariff”).

(b)	Tariff Rate for Minimum Volume Commitment.
i.

The initial tariff rate payable for shipments of the Minimum Volume Commitment from the Origin Point to the Delivery Point shall be the applicable rate set forth in Schedule B (the “Priority Service Tariff Rate”).

ii.

Transporter shall have the right to escalate the Priority Service Tariff Rate by an adjustment based on the FERC’s indexing methodology currently set forth at 18 C.F.R. Section 342.3, including future amendments or modifications thereof and in accordance with other adjustments permitted by the FERC’s regulations in effect from time to time.  The earliest that the Priority Service Tariff Rate escalation can occur is the Commencement Date, with escalation based upon the FERC index as of July 1, 2014. Thereafter, the Priority Service Tariff Rate escalation can occur annually on July 1 based upon the FERC index as of July 1 of the year of escalation.

(c)	Tariff Rate for Uncommitted Volumes.
i.

The tariff rate payable for shipments of uncommitted volumes of Crude Oil on the Connecting Pipeline from the Origin Point to the Delivery Point shall be set forth in Transporter’s Tariff as the rate applicable to uncommitted volumes and is currently estimated to be the applicable tariff rate set forth in Schedule B, or such other tariff rate as shall be required by Applicable Law, and is subject to escalation as provided in Section 5.1(c)(ii) (the “Uncommitted Tariff Rate”).  Uncommitted volumes will include volumes in excess of the Monthly Minimum Volume Commitment under this Agreement. Customer acknowledges that the differential between the Priority

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Service Tariff Rate and the Uncommitted Tariff Rate may change during the Term and that the Priority Service Tariff Rate shall be greater than the Uncommitted Tariff Rate.  Transporter reserves the right to file with the FERC an Uncommitted Tariff Rate that is different from the current estimate provided in Schedule B in the event Transporter reasonably believes the estimate provided in Schedule B has changed due to better cost information gained prior to filing.  Customer agrees to provide a sworn affidavit to be filed by Transporter with the FERC stating that it agrees to the Uncommitted Tariff Rate filed by Transporter and that it intends to use the service and to pay the applicable Uncommitted Tariff Rate for any shipments of uncommitted volumes.

ii.

Transporter shall have the right to escalate the Uncommitted Tariff Rate by an adjustment based on the FERC’s indexing methodology currently set forth at 18 C.F.R. Section 342.3, including future amendments or modifications thereof and in accordance with other adjustments permitted by the FERC’s regulations in effect from time to time.

5.2.	Payment by Customer

.  Customer hereby agrees to pay:

(a)	the applicable Priority Service Tariff Rate on all shipments of Crude Oil on the Connecting Pipeline by Customer in a Month that do not exceed the Monthly Minimum Volume Commitment for such Month; and
(b)	the applicable Uncommitted Tariff Rate on any shipments of uncommitted volumes of Crude Oil on the Connecting Pipeline by Customer.
5.3.	Billing and Payment

.  Transporter shall invoice Customer, and Customer shall make payment to Transporter, in accordance with the procedures for payment of transportation and other charges set forth in the Tariff and Rules Tariff.

5.4.

Taxes.  Transporter shall not be responsible for or pay, and Customer hereby agrees to indemnify and hold harmless Transporter for, any and all taxes (excluding income taxes), export and import duties, license fees or other governmental charges, if any, levied on the Crude Oil tendered to Transporter under this Agreement for transportation, or on the transportation of such Crude Oil.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

5.5.	Facilitation of Contact with Other Shippers

.  Upon request by Customer, and subject to and in accordance with all Common Carrier Requirements (including any shipper consents required under Applicable Law), Transporter shall use commercially reasonable efforts to facilitate contacts between Customer and other shippers on the Connecting Pipeline for the purpose of obtaining the supply or transportation of Crude Oil.

5.6.	Limitations on Required Modifications

.  Nothing in this Section 5 should be deemed to constitute agreement by the Parties that the FERC or any other Governmental Authority having jurisdiction should modify the tariff rates (and components thereof) payable for Services, contrary to the intent of this Agreement.

6.	Deficiency Payments.
6.1.	Deficiency Quantity

.  For the purposes of this Section 6, the term “Deficiency Quantity” shall mean the amount by which the Monthly Minimum Volume Commitment for any given Month exceeds the shipments by Customer of Crude Oil on the Connecting Pipeline from the Origin Point to the Delivery Point during the same Month.  This Section 6.1 is subject to Section 6.2.

6.2.	Failure to Accept Monthly Minimum Volume Commitment

.  If, during any Month during the Term, Transporter is in breach of its obligation to accept the tender of all or part of the Monthly Minimum Volume Commitment for such Month in breach of Section 4.2 and Customer is otherwise ready, willing and able to deliver such volumes to Transporter at the Origin Point and to accept such volumes at the Delivery Point, there shall be credited to the Monthly Minimum Volume Commitment for such Month, on a Barrel-for-Barrel basis, the lesser of (a) the Monthly Minimum Volume Commitment for such Month, and (b) the sum of (i) Customer’s volume of Crude Oil actually shipped on the Connecting Pipeline during such Month, and (ii) the amount of Crude Oil, if any, by which Customer’s throughput of its Monthly Minimum Volume Commitment on the Connecting Pipeline for such period of time was reduced due to such breach.  For the avoidance of doubt, Transporter shall not be in breach of its obligations if its failure is due to Force Majeure.

6.3.	Deficiency Payment

.  If Customer has a Deficiency Quantity in any Month, then, as soon as practicable following the end of such Month, Transporter shall deliver to Customer a written notice/invoice (the “Deficiency Invoice”), which shall specify in reasonable detail (a) the Deficiency Quantity, and (b) the dollar amount that would have been paid by Customer to Transporter if Customer had shipped the Minimum Volume Commitment each day during that Month.  Customer shall make a payment to Transporter equal to the sum of (i) the Deficiency Quantity,

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

multiplied by (ii) the Priority Service Tariff Rate applicable during such Month (the “Deficiency Payment”).  Customer shall pay the Deficiency Payment to Transporter within fifteen (15) days of Customer’s receipt of the Deficiency Invoice related thereto.

An illustrative example of the calculation of the Deficiency Payment is attached as Schedule D.

6.4.	Disputed Deficiency Invoice

.  Customer may, in good faith, dispute a Deficiency Invoice, in which event Customer shall (a) notify Transporter of its objections to the Deficiency Invoice (the “Objection Notice”) within ten (10) business days of receipt of the Deficiency Invoice and (b) pay to Transporter by the due date the amount, if any, of the Deficiency Payment that Customer does not dispute. The Parties shall seek to settle the disputed amount as soon as reasonably possible. If such disputed amount is not resolved within thirty (30) days following delivery of the Objection Notice, Customer and Transporter shall be free to pursue whatever remedies may be available to them, at law or otherwise in connection therewith.  Upon final resolution of the disputed Deficiency Invoice, Transporter and Customer shall promptly (i) amend the disputed Deficiency Invoice, if appropriate, and (ii) Customer shall pay the amount agreed upon by the Parties (or ordered by a court of law) to Transporter.  Any such amount shall include interest at the Reference Rate.  A dispute as to any Deficiency Invoice shall not relieve Customer of its obligations to make any other payment required by the Tariff or this Agreement when due and payable.

6.5.	Impact of Customer Force Majeure on Deficiency Payments

.  Customer shall not be relieved of its obligation to pay Deficiency Payments if an event of Customer Force Majeure prevents Customer from delivering to the Connecting Pipeline, or accepting delivery from the Connecting Pipeline, the Minimum Volume Commitment.

6.6.	Unused Capacity

.  Customer agrees that in the event nominations by TDA Customers are less than the Total Minimum Volume Commitments, Transporter shall be entitled to use the unused capacity to transport volumes nominated by other TDA Customers, without any reduction in the Deficiency Payments payable by Customer under Section 6.3.

6.7.	Payment during Customer Defaults

.  Customer acknowledges and agrees that it shall be obligated to pay Deficiency Payments during any period when Transporter does not provide Services because of a Customer Default.

7.	Nominations.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Transporter will accept nominations from Customer for the transportation of Crude Oil on the Connecting Pipeline in accordance with the nomination procedures set forth in the Rules Tariff and the prorationing procedures set forth in the Proration Policy.

8.	Title to Crude Oil; Losses.
8.1.	Title

. Title to the Crude Oil tendered by Customer to Transporter for transportation on the Connecting Pipeline will remain with Customer at all times, subject to any lien created under Applicable Law or the Rules Tariff.  Customer represents and warrants to Transporter that Customer has good title to all Crude Oil and the full right, power and authority to cause such Crude Oil to be delivered to the Origin Point and transported and handled by Transporter as provided in this Agreement. Transporter may rely upon the representations of Customer as to Crude Oil title.

8.2.	Losses

.  Crude Oil gains and losses resulting from operation of the Connecting Pipeline will be allocated in accordance with the Rules Tariff.

9.	Term.
9.1.	Effective Date

.  This Agreement shall be effective as of the Effective Date; provided, however, that Customer’s obligations under Sections 3.1 and 6.3 shall not become effective until the date on which the Connecting Pipeline is commercially operable, as determined by Transporter (the “Commencement Date”).

9.2.	Term

.  The term of this Agreement shall commence on the Effective Date and shall remain in full force for a period of thirty-six (36) Months after the Commencement Date, as reflected in Schedule A (the “Term”); provided that the Term is subject to early termination pursuant to the provisions of this Agreement.

9.3.	Terminal Services Agreement Termination Right

.  If the Terminal Services Agreement is terminated for any reason, either Party may terminate this Agreement as of the date of the termination of the Terminal Services Agreement.  The terminating Party shall exercise such right of termination solely by notice in writing to the other Party given no later than ten (10) days after termination of the Terminal Services Agreement. If this Agreement is terminated pursuant to this Section 9.3, Transporter and Customer shall be released from any and all obligations under this Agreement except that Customer shall pay Transporter (a) all of its accrued obligations up to and including the effective date of termination and (b) the sum of all remaining Deficiency Payments that would be due under this Agreement for the balance of the Term.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

9.4.	Survival

.  This Section 9, Section 11, and Sections 13 through 31 shall survive the termination of this Agreement.

10.	Conditions Precedent

.  Notwithstanding anything in this Agreement to the contrary:

10.1.	Approvals

.  The Parties’ respective obligations under Sections 3, 4, 5 and 6 are subject to the following conditions precedent, which Transporter has the right to waive:

(a)

receipt by Transporter of all certificates, approvals and authorizations of all Governmental Authorities and third parties deemed necessary or desirable by Transporter in connection with the Connecting Pipeline or the Tariff Rates or prorationing provisions contemplated herein, including any preliminary determination or declaratory order issued by the FERC authorizing the Tariff Rates and prorationing provisions contemplated herein, in each case, in form and substance acceptable to Transporter in Transporter’s sole discretion;

(b)	receipt of all rights-of-way and other surface rights deemed necessary or desirable by Transporter in connection with the Connecting Pipeline, on terms and conditions acceptable to Transporter; and
(c)	Transporter shall have entered into the Connection Agreement.

Transporter will use good faith, commercially reasonable efforts to satisfy the conditions precedent set forth in Section 10.1.  If any of these conditions precedent are not satisfied or waived on or before the date that is 315 days after the Guaranteed Completion Date, Transporter shall have the right to terminate this Agreement, without liability to either Party, except as set forth below in this Section 10.1, by written notice to Customer.  If this Agreement is terminated pursuant to this Section 10.1, Transporter and Customer shall be released from any and all obligations under this Agreement; provided that Customer shall be responsible for payment of the documented costs and expenses related to the development and construction of the Connecting Pipeline, including all associated pumps, meters and valves, expended as of the date of the termination notice.

10.2.	Facility Operational

.  As set forth in Section 9.1, the Commencement Date is subject to (a) the Connecting Pipeline being completed, and (b) the Facility being operational and able to accept deliveries of and re-deliver the Crude Oil volume commitments under all of the TDAs.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

10.3.	Failure of Condition Precedent

.  If the FERC does not issue the preliminary determination or declaratory order authorizing the Tariff Rates and/or prorationing provisions contemplated herein in form and substance acceptable to Transporter in Transporter’s sole discretion, then the Parties hereby agree to the following:

(a)	Customer shall agree to a tariff rate for transportation service from the Origin Point to the Delivery Point for the Term that is equal to the Priority Service Tariff Rate currently in Schedule B;
(b)

Customer shall support Transporter’s tariff filing stating Customer’s agreement to the tariff rate stated above in Section 10.3(a) before the FERC and, once approved by FERC, such tariff rate shall apply to Customer’s service under this Agreement; and

(c)

This Agreement shall remain in full force and effect, including Customer’s obligations under Sections 3.1 and 6, except Transporter’s obligation under Section 4.3 shall no longer apply and Transporter’s obligation under Section 4.2 shall be deemed to be revised as follows: Subject to the terms and conditions of this Agreement, including Section 14, to the extent permitted by Applicable Law, on each day during the Term, Transporter shall accept from Customer tenders of Crude Oil nominated by Customer for shipment through the Connecting Pipeline from the Origin Point to the Delivery Point in accordance with, and subject to, the Proration Policy.

11.	Agreement Not To Challenge; Governmental Actions.
11.1.	Customer Support

.  Customer hereby agrees to the Tariff Rates and any Tariff Rate changes for the Connecting Pipeline which are made substantially in accordance with this Agreement.  Customer agrees (a) not to challenge or seek reparations on, or to cause its affiliates to challenge or seek reparations on, nor to encourage or recommend to any other Person that it challenge or seek reparations on, nor voluntarily assist in any way any other Person in challenging or seeking reparations on, in any forum, any or all of the Tariff Rates or the tariff rates provided for in any other TDA referenced in the Open Season Terms applicable during the Term, and (b) not to protest or file a complaint, nor cause its affiliates to protest or file a complaint, nor encourage or recommend to any other Person that it protest or file a complaint, or voluntarily assist in any way any other Person in protesting or filing a complaint, with respect to any or all of the Tariff Rates or the tariff rates provided for in any other TDA referenced in the Open Season Terms applicable during the Term, in each case so long as the Tariff Rates are in substantial accordance with the terms of this Agreement or such other TDAs.  Notwithstanding the foregoing,

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Customer shall have the right to assert in the appropriate forum in response to any change or proposed change in any Tariff Rate, other than the escalation provided in Section 5.1(c)(ii), that such change or the resulting Tariff Rate is not in substantial accordance with the terms of this Agreement.  Customer further agrees to support the pro forma Rules Tariff in the form attached as Schedule C in any and all regulatory proceedings relating thereto and not take any action that could reasonably be interpreted as evidence of Customer’s lack of support therefor; provided that nothing in the foregoing shall (A) obligate Customer to support, or to preclude Customer from protesting or otherwise challenging, any future changes to the Rules Tariff or Proration Policy or (B) preclude Customer from protesting or otherwise challenging changes to the Rules Tariff or Proration Policy imposed by a Governmental Authority.

11.2.	Required Changes

.  Should any Common Carrier Requirement or any action by any Governmental Authority require Transporter to implement a change in Transporter’s obligations with respect to the provision of Services, the Rules Tariff or the Proration Policy as provided for in this Agreement or any Schedule hereto, Transporter shall provide reasonable notice to Customer of such action.

12.	Force Majeure.
12.1.	Suspension of Services

.  If Transporter is unable to provide some or all of the Services due to an event of Force Majeure, such failure will be deemed not to be a breach of Transporter’s obligations for the duration of such event of Force Majeure, and any additional period when Transporter remains unable to provide the Services as a result of such event of Force Majeure.  Transporter will make reasonable attempts to remedy such event (it being agreed, without limitation, that the terms of settlement of any strike, lockout, or other industrial disturbance will be wholly in the discretion of Transporter).  Transporter will promptly notify Customer in writing of any event of Force Majeure affecting Transporter’s ability to provide the Services and will provide a non-binding, written estimate of the anticipated duration of such Transporter Force Majeure event.

12.2.	Customer Obligations

.  It is expressly agreed that (a) except as set forth in Sections 9.3, 10, and 14.5, no cause or event whatsoever, including an event of Force Majeure, that prevents Customer from shipping, delivering to the Connecting Pipeline, or accepting delivery from the Connecting Pipeline of, the Minimum Volume Commitment, will permit or provide a basis for Customer to terminate this Agreement, and (b) except as set forth in Section 6.2, no cause or event whatsoever, including an event of Force Majeure, will excuse or suspend Customer’s obligation to perform its obligations under this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

13.	Audit.
13.1.

Customer shall have the right, upon reasonable notice to Transporter and acting reasonably, to review for compliance with the terms of this Agreement (at no additional charge to Customer) and to reproduce (at Customer’s sole cost and expense), (i) the relevant portion of all books, records and information kept by or on behalf of Transporter that reasonably relate to Customer’s rights and obligations under this Agreement or are typically retained in conjunction with generally accepted accounting principles and (ii) any fees or costs charged by Transporter pursuant to this Agreement (except information subject to attorney-client privilege, proprietary information or confidential information associated with other customers or the Connecting Pipeline’s personnel or other operations of Transporter).

13.2.

Transporter shall retain all books, records and information described in Section 13.1 for a period of three years after the end of the calendar year in which the services underlying such books, records and information are rendered. Customer may take written exception to and make a claim upon Transporter for any and all discrepancies disclosed by an audit conducted pursuant to Section 13.1 if such audit is conducted and such written exception and claim are made within three years after the end of the calendar year in which the services forming the underlying basis of such claim were rendered. Any such audit will be at Customer’s expense and will take place during normal business hours.  Any and all information, audits, inspections and observations made by Customer under this Section 13 shall be held in confidence pursuant to the obligations in Section 38.

13.3.	Transporter shall use reasonable efforts to include in its relevant contracts a provision that its subcontractors comply with the audit, access and document retention requirements in this Section 13.
13.4.	No audit finding, inspection, or certification shall relieve Transporter of any warranty or obligation under this Agreement.
14.	Defaults; Remedies; Indemnification.
14.1.	Customer Defaults

.  Any of the following events shall be deemed a “Customer Default” unless such breach occurs directly as a result of a breach by Transporter of its obligations under this Agreement:

(a)	a breach by Customer of any of its payment obligations under this Agreement or the Tariff which is not cured within fifteen (15) days after written notice of such breach is received by Customer; or

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(b)

a breach by Customer of this Agreement, the Tariff or the Rules Tariff, other than that described in Section 14.1(a), which is not cured within thirty (30) days after written notice of such breach is received by Customer.

14.2.	Suspension of Services

.  During the continuance of a Customer Default, in addition to Transporter’s rights and remedies provided for in this Agreement, the Rules Tariff or at law, in equity or by statute or regulation, Transporter shall not be obligated to accept Customer’s Crude Oil for transportation and may suspend the provision of other Services to Customer.

14.3.	Remedies

.  If a Customer Default continues for a period of thirty (30) or more days, Transporter shall be entitled, during the continuance of such Customer Default, by notice in writing to Customer, to terminate this Agreement, any such termination to be effective upon receipt of the applicable notice by Customer, in which event Customer shall be liable to Transporter for (a) all of its accrued obligations up to and including the effective date of termination, and (b) the remaining Deficiency Payments due under this Agreement for the balance of the Term (the “Early Termination Fee”).  Customer and Transporter agree that the Early Termination Fee is in the nature of liquidated damages, and not a penalty, and is fair and reasonable, and such payment represents a reasonable estimate of fair compensation for Transporter’s loss of the economic benefit of this Agreement that may reasonably be anticipated from such Customer Default.  To the extent that such Customer Default results in any injury to or death of persons or damage, loss or injury to any property (excluding Crude Oil), Customer’s duty to indemnify Transporter in accordance to Section 14.4 shall apply in addition to the Early Termination Fee.

14.4.

Duty to Indemnify Transporter Group.  Except as expressly provided otherwise in this Agreement, CUSTOMER SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS Transporter, and its affiliates and successors and assigns, and each of its and their respective affiliates, officers, directors, members, shareholders, investors, employees, agents, contractors, successors and assigns (excluding any member of Customer Group) (collectively, the “Transporter Group”) from and against all claims, suits, causes of action, demands, losses, liabilities, obligations, damages, costs, expenses, fees (including reasonable attorney’s fees) and court costs (collectively, “Claims”), inclusive of Claims made by third parties, arising from or relating to any injury to or death of persons or damage, loss or injury to any property (excluding Crude Oil) TO THE EXTENT OF THE PERCENTAGE OR PROPORTION OF DETERMINED FAULT ARISING FROM

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

THE BREACH, DEFAULT, STRICT LIABILITY OR THE NEGLIGENT ACTS, ERRORS OR OMISSIONS OF CUSTOMER OR ANY MEMBER OF CUSTOMER GROUP WHILE USING THE PIPELINE OR PERFORMING ITS OR THEIR OBLIGATIONS UNDER THIS AGREEMENT.

14.5.

Duty to Indemnify Customer Group.  Except as expressly provided otherwise in this Agreement, TRANSPORTER SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS Customer, and its affiliates, carriers successors and assigns, and each of its and their respective subsidiaries, affiliates, officers, directors, employees, agents, contractors, successors and assigns (collectively, the “Customer Group”) from and against all Claims, inclusive of Claims made by third parties, arising from or relating to any injury to or death of persons or damage, loss or injury to any property (excluding Crude Oil) TO THE EXTENT OF THE PERCENTAGE OR PROPORTION OF DETERMINED FAULT ARISING FROM THE BREACH, DEFAULT, STRICT LIABILITY OR THE NEGLIGENT ACTS, ERRORS OR OMISSIONS OF TRANSPORTER OR ANY MEMBER OF TRANSPORTER GROUP WHILE PERFORMING ITS OR THEIR OBLIGATIONS UNDER THIS AGREEMENT.

14.6.	Transporter Defaults

.  The following event shall be deemed a “Transporter Default” unless such breach occurs directly as a result of a breach by Customer of its obligations under this Agreement: a material breach by Transporter of any of its obligations under this Agreement which is not cured within one (1) year after written notice of such breach is received by Transporter.

14.7.	Remedy for Transporter Default

.  Upon the occurrence of a material Transporter Default, Customer shall be entitled, by notice in writing to Transporter, given at any time prior to the cure of such Transporter Default, to terminate this Agreement, any such termination to be effective upon receipt of the applicable notice by Transporter.

15.	Waiver of Consequential Loss.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXCEPT AS OTHERWISE PROVIDED IN THE RULES TARIFF, neither Transporter nor Customer shall have any liability hereunder to the other Party for any lost profits or incidental, special, punitive, exemplary, consequential or other indirect losses, damages or costs howsoever caused except for (a) the Early Termination Fee payable under Section 14.3, (b) the liability of a Party in respect of Claims made by third parties pursuant to

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

any indemnity under this Agreement AND (C) the liability of a party attributable to the gross negligence or wilful misconduct of its managerial or senior supervisory personnel.

16.	Limitation of Liability.

Subject to Section 14 and otherwise notwithstanding anything to the contrary in this Agreement, the Parties agree that:  (a) with regard to any liability arising prior to the Commencement Date, Transporter and its affiliate’s total aggregate liability to Customer Group under this Agreement and the Terminal Services Agreement shall be limited to $100,000,000; and (b) with regard to any liability arising on or after the Commencement Date, Transporter and its affiliate’s total aggregate liability to Customer Group under this Agreement and the Terminal Services Agreement shall be limited to $55,000,000; provided that the foregoing limitations shall not apply to any third party Claim under or pursuant to Section 14.5.

17.	Environmental.

In the event of any Crude Oil spills or other environmentally polluting discharges arising from the operations of the Connecting Pipeline, clean up and/or any resulting liability for such spills or discharges shall be the sole responsibility of Transporter, subject to the following: in the event of any Crude Oil spills or other environmentally polluting discharge arising from the operations of the Connecting Pipeline after the commencement of this Agreement caused by Customer, at its request or for its benefit, Transporter is authorized to commence containment and clean-up operations as deemed appropriate or necessary by Transporter and shall notify Customer immediately of such operations; all liability and reasonable costs of containment or clean-up for such spill or discharge shall be borne by Customer, except that in the event a spill or discharge is the result of joint negligence by both Transporter and Customer, at its request or for its benefit, liability and costs of containment or clean up shall be borne severally and not jointly by Transporter and Customer in proportion to each Party’s negligence.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

18.	Compliance with Applicable Law.
18.1.

The Parties shall comply in all material respects with all Applicable Laws, and the Parties shall ensure that their respective carriers, contractors, agents and representatives comply in all material respects with all Applicable Laws.  Furthermore, Customer shall maintain and shall cause its suppliers, contractors and agents to maintain compliance with all Applicable Laws that pertain to the whole-sale purchase, production, distribution, transfer and sale of Crude Oil and usage of the Connecting Pipeline and related services provided by Transporter.

18.2.	Each Party shall use reasonable commercial efforts to obtain all permits and licenses required for its respective operations and performance of this Agreement.
18.3.

In the event any Applicable Law enacted or made after the date of this Agreement (including in respect of air emissions or other environmental obligations or laws) requires installation of or modifications to the Connecting Pipeline or additional operational expenses or imposes any additional charges or costs, Transporter shall notify Customer of the estimated additional charges. Transporter shall be responsible for such additional charges up to $1,000,000. If any such additional charges exceed $1,000,000 in the aggregate over the Term, Customer shall, at its option, either pay its pro rata share of all such additional charges (including its pro rata share of the first $1,000,000 previously absorbed by Transporter) or provide Transporter notice to terminate this Agreement; provided that such notice shall be given by Customer within 45 days of receipt of Transporter’s notification; provided further that (a) Customer will not be entitled to terminate this Agreement pursuant to this Section 18.3 if Transporter agrees to pay such additional charges and (b) in the event Customer notifies Transporter of Customer’s election to terminate this Agreement pursuant to this Section 18.3, then Customer shall pay the Early Termination Fee to Transporter.

18.4.

Any environmental liabilities and remediation costs relating to or arising from pre-existing environmental contamination (i.e., prior to Customer’s use of the Connecting Pipeline under this Agreement) are excluded from this Agreement and Customer shall in no event be responsible for paying any portion of such liabilities or costs.

19.	Federal Contract Clauses.

Both Parties shall comply in all material respects with the Fair Labor Standards Act of 1938 and all similar Applicable Law.  In addition:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

19.1.

Each Party is an Equal Opportunity Employer.  The Parties shall not engage in any conduct or practice which violates any Applicable Law prohibiting discrimination against any person by reason of race, color, religion, national origin, sex or age.

19.2.

If this Agreement is subject to the rules and regulations approved by the Secretary of Labor under Executive Order 11246 as amended to date, the provisions of such Executive Order and implementing rules and regulations of the Secretary of Labor are by reference hereby incorporated in and made a part of this Agreement.

19.3.

If this Agreement is subject to the Affirmative Action Regulations with respect to Employment of the Handicapped, or with respect to Disabled or Vietnam Era Veterans, regulations contained in the United States Code of Federal Regulations (41 FR 60-741 and 41 FR 60-250) are by reference hereby incorporated in and made a part of this Agreement.

19.4.

If this Agreement is subject to the Occupational Safety and Health Act of 1970, regulations contained in Section 107 of the Contract Work Hours and Standard Act published in 29 FR Chapter XVII, Part 1926 are by reference hereby incorporated in and made a part of this Agreement.

20.	Taxes.

Customer shall promptly pay or reimburse Transporter for any taxes, duties, import fees, assessments or other charges of any Governmental Authority that Transporter may be required to pay or collect, including property taxes, oil spill response fund assessments, spill taxes, pollution control taxes, coastal protection fees, marine preservation association fees, emission fees, charges, excises, duties, tariffs, inspections or other fees, including penalties and interest, now or hereafter imposed on Customer’s Crude Oil.  Notwithstanding the foregoing, each Party shall pay its own income, profit, franchise or similar tax.

21.	Insurance.
21.1.

At all times during the Term, each Party shall carry and maintain in force (i) Workers' Compensation Insurance in accordance with any Applicable Law that is applicable to its employees engaged in undertaking any obligations required of it under this Agreement, (ii) Employer's Liability Insurance and (iii) Pollution coverage. Customer agrees to carry and maintain in force Liability Insurance with a minimum limit of $50,000,000 per occurrence and $50,000,000 aggregate. Transporter agrees to carry and maintain in force Liability Insurance with a minimum limit of $50,000,000 per occurrence and $50,000,000 aggregate naming Customer and its affiliates that will utilize the Connecting Pipeline as additional insured parties, except Customer will not be named as an additional insured on (x)

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Transporter’s insurance covering damage to Customer’s Crude Oil in the care, custody or control of Transporter or (y) Transporter’s Workers' Compensation Insurance or Transporter’s Employer's Liability Insurance.  Transporter agrees to carry and maintain insurance up to $50,000,000 covering damage to Customer’s Crude Oil in the care, custody or control of Transporter and arising out of Transporter’s negligence.  Transporter shall be deemed to have satisfied its obligation to carry and maintain the insurance required in this Section 21.1, other than Workers’ Compensation and Employer’s Liability Insurance, if (a) the general contractor hired by Transporter to operate the Connecting Pipeline carries and maintains a policy or policies that meet the requirements of this Section 21.1 and (b) Customer is named as an additional insured for coverage on such policy or policies, except Customer will not be named as an additional insured on insurance covering damage to Customer’s Crude Oil in the care, custody or control of Transporter.  Transporter’s insurers providing the required coverage on behalf of Transporter will waive rights of subrogation against Customer or such policies shall permit Transporter to waive its rights of recovery prior to a loss.  Transporter shall provide Customer with certificates of insurance upon request. Should any of the above described policies maintained by Transporter be cancelled before the expiration date thereof, notice will be delivered to Customer in accordance with policy provision.  Customer shall have the right to self-insure the policies it is obliged to obtain and maintain under this Section 21.  Nothing contained in this Section shall limit, waive or change either Party's legal or contractual responsibilities to the other Party or others.

21.2.	Transporter does not insure Customer’s Crude Oil. Such insurance, if desired, shall be carried by Customer at its own expense.
22.	Conflict of Interest.

Each Party shall exercise reasonable care and diligence to prevent any actions or conditions, which could result in any material conflict with the other Party’s best interests.  This obligation shall apply to the activities of employees, their families and third parties arising from this Agreement and accomplishing services under this Agreement.  Each Party’s efforts shall include establishing precautions to prevent its employees or agents from making, receiving, providing or offering substantial gifts, extravagant entertainment, payments, loans or other considerations for the purpose of influencing any individual to act contrary to the other Party’s best interest.

23.	Safety and Health.

Customer shall furnish Transporter, or the general contractor hired by Transporter to operate the Connecting Pipeline, with information (including Material Safety Data Sheets) concerning the safety and health aspects of Crude Oil delivered to

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Transporter under this Agreement.  Transporter agrees to communicate such information to all Persons who may be exposed to or may handle such Crude Oil while in the Transporter’s custody, including Transporter’s employees, agents or contractors.

24.	Governmental Restraint.

If Transporter’s use of all or part of the Connecting Pipeline for the transportation of Crude Oil shall be restrained or enjoined by judicial process, restricted or terminated by any Governmental Authority or by the owner of leased land or by right of eminent domain, Transporter, upon being notified of such restraint, enjoinder, restriction or termination, shall notify Customer and Transporter may terminate affected services hereunder on the effective date of said restraint, enjoinder, restriction or termination to the extent necessary to comply therewith or as may result from such termination.

25.	Drug and Alcohol Policy.
25.1.

Transporter’s employees, agents and subcontractors (“Transporter Personnel”) shall not be under the influence of, use, possess, distribute or sell alcoholic beverages, or illicit or controlled drugs for which the person has no valid prescription, use, possess, distribute or sell drug paraphernalia, or misuse legitimate prescription or over-the-counter drugs when handling Customer’s Crude Oil or other tangible personal property or while providing services to, for or on behalf of Customer.  Transporter shall remove any Transporter Personnel who has violated the requirements of this Section 25.1.  “Under the influence” has the meaning given that term in Transporter’s Policy.

25.2.

Customer’s employees, agents and subcontractors (“Customer Personnel”) shall not be under the influence of, use, possess, distribute or sell alcoholic beverages, or illicit or controlled drugs for which the person has no valid prescription, use, possess, distribute or sell drug paraphernalia, or misuse legitimate prescription or over-the-counter drugs when on the Facility.  Customer shall remove any Customer Personnel who has violated the requirements of this Section 25.2.  “Under the influence” has the meaning given that term in Customer’s Policy.

25.3.

Transporter has adopted, or will adopt, its own policy (“Transporter’s Policy”) to assure a drug and alcohol free work place. Customer has adopted its own policy (“Customer’s Policy”), applicable to its employees, to assure a drug and alcohol free work place and shall contractually require its agents and subcontractors with access to the Facility to adopt policies in this regard.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

25.4.

Customer and Transporter shall have the right to perform audits of records to verify the other Party’s compliance with that Party’s alcohol and drug program. Such records will not include confidential information related to the audited Party’s employees.

26.	Common Carrier.

It is understood that Transporter is a common carrier and, accordingly, notwithstanding anything to the contrary in this Agreement, the shipments made by Customer on the Connecting Pipeline shall be subject to the Rules Tariff.

27.	Governing Law and Jurisdiction.

This Agreement shall be governed by and construed according to the laws of the State of Texas, without regard to any conflict or choice of law principles that, if applied, might permit or require the application of the laws of another jurisdiction.  Any legal action brought under this Agreement will be subject to the exclusive jurisdiction of the United States District Court for the Southern District of Texas (Houston Division) if federal jurisdiction is available and to the courts of the State of Texas located in Harris County, Texas, if federal jurisdiction is not available.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

28.	Modification.

This Agreement may be modified only by a written amendment signed by both Parties.  Notwithstanding the foregoing, (a) the Tariff, Rules Tariff and Proration Policy are subject to amendment by Transporter from time to time to the extent permitted by Applicable Law, and (b) Transporter is hereby authorized to amend Schedule A to reflect any adjustment to the Minimum Volume Commitment made in accordance with the provisions of the Open Season Terms.

29.	Waivers.

No waivers by either Party of any breach of any of the covenants or conditions of this Agreement shall be construed as a waiver of any succeeding breach of the same or any other covenant or condition.

30.	Assignment.

Neither Party may assign its rights or obligations under this Agreement, in whole or in part, without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed), except to an affiliate or the acquirer and/or

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

a lessee of all or substantially all of such Party’s assets; provided that, in the event of an assignment to a lessee of all or substantially all of Transporter’s assets, if Customer reasonably believes that such lessee does not have sufficient creditworthiness or technical capabilities to lease such assets, then Customer shall have the right to consent to such assignment before such assignment occurs (such consent not to be unreasonably withheld or delayed); provided further that in the event of an assignment to a lessee of all or substantially all of Transporter’s assets to which Customer does not provide consent in accordance with this Section 30, the assignor shall remain ultimately liable for fulfillment of all assigned obligations under this Agreement.

31.	Entire Agreement.

Sections 1 through 44 and the Schedules attached hereto and the Terminal Services Agreement are intended by the Parties to be the final expression of their agreement as to the matters addressed herein and therein. There are no oral understandings, representations or warranties affecting this Agreement.

32.	Severability.

If any provision of this Agreement is determined to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Agreement and the Parties agree to amend this Agreement to effect as closely as possible the original intent of the Parties.

33.	Independent Contractor.

Transporter’s relationship to Customer hereunder shall be that of an independent contractor.  Nothing in this Agreement shall be construed to make Transporter or any of its employees, an agent, associate, joint venturer or partner of Customer.

34.	No Third Party Beneficiaries.

Except for any Persons indemnified under Section 14, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person.

35.	Financing.

Customer shall cooperate with Transporter’s efforts in obtaining and maintaining financing on a non-recourse (or other) basis for the Connecting Pipeline and shall procure and execute such documents (including consents, direct agreements, certificates and legal opinions) and cooperate to take such other actions as Transporter or the Financing Entities may reasonably request in connection with Transporter’s efforts to obtain and maintain such financing.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

36.	Counterparts.

This Agreement may be executed in any number of counterparts (including facsimile or portable document format (PDF) counterparts), each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute a single instrument.  Delivery of a copy of this Agreement bearing an original signature by facsimile transmission or by electronic mail shall have the same effect as physical delivery of the paper document bearing the original signature.

37.	Notice.

All notices, consents, waivers and other communications under this Agreement must be in writing and delivered as set forth below.  Notice given by personal delivery, electronic mail, facsimile or mail shall be effective upon actual receipt.

If to Transporter:

JBBR Pipeline LLC

1808 Swift Drive

Oak Brook, IL  60523-1501

Attention: Eric Gilbert

Facsimile:   (###) ###-####

Email:#####

With a copy to:

Joliet Bulk, Barge & Rail LLC

1808 Swift Drive

Oak Brook, IL  60523-1501

Attention: Eric Gilbert

Facsimile:   (###) ###-####

Email:#####

If to Customer:

As set forth in Schedule A.

Either Party may change its address for notices by written notice to the other Party.

38.	Confidentiality.
38.1.

This Agreement and any transactions governed by this Agreement shall be kept confidential by Transporter and Customer, and the contents of this Agreement shall not be disclosed to any Person (a) other than a Party’s

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

affiliates and its and their representatives without the prior written consent of the other Party, (b) unless required by Applicable Law, or any regulatory body having jurisdiction, (c) to that Party’s auditors or financial or legal advisors on the condition that such information be kept confidential or (d) in the case of Transporter, to a third party contemplating purchasing Transporter’s assets, including the Connecting Pipeline; provided that such third party shall have, prior to such disclosure, entered into a confidentiality agreement with Customer on terms no less strict than the confidentiality restrictions of this Section 38.  In the event a Party is required to disclose information in accordance with the foregoing, such Party shall, if legally permissible, promptly notify the other Party of the requested disclosure.  All receipts and deliveries of Crude Oil hereunder are confidential and shall not be disclosed to any third party without the prior written consent of Customer unless required by any Governmental Authority.  Notwithstanding the foregoing, Transporter is permitted to communicate with any third parties regarding Customer’s receipts and deliveries of Crude Oil as required by Transporter to conduct Transporter’s obligations hereunder (e.g. pipeline carriers, third parties for tank-to-tank transfer, barge and vessel operators, etc.).

38.2.	The following shall not be considered confidential:
(a)	information that was already known to the receiving Party before negotiations of this Agreement began;
(b)

information that is already in possession of the public or becomes available to the public other than through the act or omission of the receiving Party or of any other Person to whom such information is distributed pursuant to this Agreement;

(c)	information that is acquired independently from a third party that has the right to disseminate such information at the time it is acquired by the receiving Party; or
(d)	information that is developed by the receiving Party independently of the information received from the disclosing Party.
39.	Unlawful Actions; Unenforceability.

Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and agree that in no event will Transporter or Customer ever be deemed to be in breach of this Agreement for any failure of Transporter or Customer to observe or perform any provision or covenant of this Agreement that is in violation of Applicable Law.  In such event, or in the event of any action described in Section 11.2 or in the event any provision of this Agreement shall be held unenforceable by a court or regulatory body of competent jurisdiction, the

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Parties shall expeditiously negotiate in good faith in an attempt to agree to another provision (instead of the provision which is in violation of Applicable Law or unenforceable) that is valid, legal and enforceable and carries out the Parties’ intentions under this Agreement.

40.	No Set-Off.

Except as otherwise expressly set forth in this Agreement and the Rules Tariff, the obligations and liabilities of each Party to pay any amounts established pursuant to the terms of this Agreement, the Rules Tariff or the Tariff to the other Party shall not be subject to any counterclaim, setoff, reduction or defense based upon any claim that such Party may have against the other Party.  It is expressly understood and agreed that the provisions of this Section 40 are severable from the rest of this Agreement and shall be fully effective, operative and enforceable even though the remainder or any part of this Agreement shall be held to be invalid or unenforceable by a court or regulatory body of competent jurisdiction.

41.	Offer.

Customer acknowledges that, upon closing of the open season described in the Open Season Terms, Transporter will undertake significant work and incur significant expense in connection with the Connecting Pipeline.  Further, Transporter may be required to allocate capacity among potential TDA Customers in accordance with the procedures set forth in the Open Season Terms and will do so based on the binding commitments received during such open season.  In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Customer, Customer agrees that the submission of a signed copy of this Agreement by Customer to Transporter shall constitute an offer by Customer that shall be irrevocable prior to the outside date for execution of this TDA by Transporter identified in the Open Season Terms.

42.	No Drafting Presumption.

No presumption will operate in favor of or against either Party as a result of any responsibility that either Party may have had for drafting this Agreement.

43.	Survival.

Notwithstanding the termination of this Agreement for any reason, each Party will be liable for all of its accrued obligations hereunder up to and including the date on which the termination becomes effective.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

44.	References and Rules of Construction.

In this Agreement, unless a clear contrary intention appears: (a) pronouns in the masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa; (b) the term “including” shall be construed to be expansive rather than limiting in nature and to mean “including, without limitation;” (c) references to Articles and Sections refer to Articles and Sections of this Agreement; (d) the words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole, including the Schedules attached to this Agreement, and not to any particular subdivision unless expressly so limited; (e) references in any Article or Section or definition to any clause means such clause of such Article, Section or definition; (f) references to the Schedules are to the items attached hereto as the described Schedules hereto, each of which is hereby incorporated herein and made a part of this Agreement for all purposes as if set forth in full herein; (g) references to dollars or money refer to the lawful currency of the United States; (h) references to “federal” or “Federal” mean U.S. federal or U.S. Federal, respectively; (i) references to the “IRS” or the “Internal Revenue Service” refer to the United States Internal Revenue Service; (j) references to “Revenue Procedures,” or “Revenue Rulings” refer to Revenue Procedures or Revenue Rulings, respectively, published by the Internal Revenue Service; (k) references to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified (including any waiver or consent) and in effect from time to time in accordance with the terms thereof; and (l) references to any Applicable Law means such Applicable Law as amended, modified, codified, reenacted or replaced and in effect from time to time.  The Table of Contents and the Article and Section titles and headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

Signature Page Follows

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date.

TRANSPORTER:

JBBR Pipeline LLC

By:Joliet Bulk, Barge & Rail LLC

By: /s/ Eric Gilbert

Name:  Eric Gilbert

Title:  Vice President

By: /s/ Michael A. Tortorici

Name:  Michael A. Tortorici

Title: Treasurer

Signature Page to Crude Oil Throughput and Deficiency Agreement

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

CUSTOMER:

ExxonMobil Oil Corporation

By: /s/ Austin B. Carr 5/23/2014

Name:Austin B. Carr

Title:  North America Crude Trading Manager

Attorney in Fact

Signature Page to Crude Oil Throughput and Deficiency Agreement

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Schedule A

Minimum Volume Commitment

1.Name of Customer: ExxonMobil Oil Corporation

2.Minimum Volume Commitment:

ORIGIN POINT	TERM	MINIMUM VOLUME COMMITMENT (in bpd)
Interconnect with Joliet Bulk, Barge & Rail LLC in Joliet, Illinois	36 Months	*****

3.Customer’s Contact Information:

Customer shall provide contact information prior to the Commencement Date.

A-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Schedule B

Initial Tariff Rates

Origin Point	Initial Priority Service Tariff Rate ($/Barrel)	Initial Uncommitted Tariff Rate ($/Barrel)
Delivery Point: Mobil Pipe Line Company’s Mokena-to-Joliet crude pipeline
Interconnect with Joliet Bulk, Barge & Rail LLC in Joliet, Illinois	$0.3767, subject to escalation pursuant to Section 5.1(b)(ii).	Currently estimated to be $0.2894, subject to escalation pursuant to Section 5.1(c)(ii).

B-1-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Schedule C

Pro Forma Rules Tariff

See attached.

B-1-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Schedule D

Illustrative Example of Deficiency Payment Calculation

Assumptions

Customer’s Minimum Volume Commitment (MVC): ***** bpd

Customer’s Monthly MVC: ***** bbl

Priority Service Tariff Rate:$0.3767/bbl

Volumes tendered:June:***** bbl

Deficiency Example for June

Volume Tendered:*****

Monthly MVC:(*****)

Deficiency Quantity(*****)

Transportation charges on Volumes Tendered:***** x $0.3767 = $ *****

Deficiency Payment:***** x $0.3767 = $ *****

Monthly Invoice:$ *****

D-1